UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

March 3, 2003
(Date of earliest event reported)

ACME Communications
(Exact name of registrant as specified in its charter)

DE	000-27105	33-0866283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 E. Fourth St. Suite 202 Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   714-245-9499

Former name or former address, if changed since last report:

Item 5. Other Materially Important Events.

See the Press Releases dated March 3, 2003, filed as Exhibit 99.1 and 99.2 and incorporated herein by reference, pertaining to Tender Offers and Consent Solicitations initiated by our wholly-owned subsidiaries, ACME Television, LLC and ACME Intermediate Holdings, LLC.

Item 7. Financial Statements and Exhibits.

99.1 Press Release dated March 3, 2003.
99.2 Press Release dated March 3, 2003.

    Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACME Communications (Registrant)
March 04, 2003 (Date)	/s/ THOMAS D. ALLEN Thomas D. Allen Executive Vice President and Chief Financial Officer